UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     July 21, 2005
                                                --------------------------------

Morgan Stanley ABS Capital I Inc. (as depositor under the Pooling and Servicing Agreement, dated as of July 1, 2005, relating to the Morgan Stanley ABS Capital I Inc. Trust 2005-HE3 Mortgage Pass-Through Certificates, Series 2005-HE3)

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             (Exact name of registrant as specified in its charter)


        Delaware                   333-121914-05             13-3939229
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(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)             File Number)         Identification No.)

1585 Broadway, New York, New York                              10036
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(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code      (212) 761-4000
                                                  ------------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

      Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for Morgan Stanley ABS Capital I Inc. Trust 2005-HE3 Mortgage Pass-Through Certificates, Series 2005-HE3. On July 21, 2005, Morgan Stanley ABS Capital I Inc. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of July 1, 2005 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Wells Fargo Bank, National Association, as master servicer, securities administrator, and custodian, Countrywide Home Loans Servicing LP, as servicer, HomEq Servicing Corporation, as servicer, Decision One Mortgage Company LLC, as responsible party, NC Capital Corporation, as responsible party, Accredited Home Lenders, Inc., as responsible party, LaSalle Bank National Association, as custodian, WMC Mortgage Corporation, as responsible party, and Deutsche Bank National Trust Company, as trustee, of Morgan Stanley ABS Capital I Inc. Trust 2005-HE3 Mortgage Pass-Through Certificates, Series 2005-HE3 (the "Certificates"), issued in seventeen classes. The Class A-1ss, Class A-1mz, Class A-2a, Class A-2b, Class A-2c, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates, with an aggregate scheduled principal balance as of July 1, 2005 of $984,804,000, were sold to Morgan Stanley & Co. Incorporated ("MS&Co."), Countrywide Securities Corporation ("Countrywide") and Utendahl Capital Partners, L.P. (collectively with MS&Co. and Countrywide, the "Underwriters"), pursuant to an Underwriting Agreement dated as of July 18, 2005 by and among the Company and the Underwriters.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)   Exhibits

Exhibit 4 Pooling and Servicing Agreement, dated as of July 1, 2005, by and among the Company, as depositor, Wells Fargo Bank, National Association, as master servicer, securities administrator, and custodian, Countrywide Home Loans Servicing LP, as servicer, HomEq Servicing Corporation, as servicer, Decision One Mortgage Company LLC, as responsible party, NC Capital Corporation, as responsible party, Accredited Home Lenders, Inc., as responsible party, LaSalle Bank National Association, as custodian, WMC Mortgage Corporation, as responsible party, and Deutsche Bank National Trust Company, as trustee.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  August 5, 2005                     MORGAN STANLEY ABS CAPITAL I
                                          INC.



                                          By:  /s/ Steven Shapiro
                                             -----------------------------------
                                             Name:   Steven Shapiro
                                             Title:  Executive Director

                                INDEX TO EXHIBITS


Item 601(a) of
Regulation S-K                                                    Paper (P) or
Exhibit No.                     Description                       Electronic (E)
-----------                     -----------                       --------------

4                               Pooling and Servicing Agreement,            (E)
                                dated as of July 1, 2005, by and
                                among the Company, as depositor,
                                Wells Fargo Bank, National
                                Association, as master servicer,
                                securities administrator, and
                                custodian, Countrywide Home Loans
                                Servicing LP, as servicer, HomEq
                                Servicing Corporation, as servicer,
                                Decision One Mortgage Company LLC, as
                                responsible party, NC Capital
                                Corporation, as responsible party,
                                Accredited Home Lenders, Inc., as
                                responsible party, LaSalle Bank
                                National Association, as custodian,
                                WMC Mortgage Corporation, as
                                responsible party, and Deutsche Bank
                                National Trust Company, as trustee.